UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2010

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-13921	650377773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Development Specialists

200 South Biscayne Boulevard, Suite 1818

Miami, Florida 33131

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 374-2717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 27, 2010, BankUnited Financial Corporation, a Florida corporation, together with its subsidiaries BankUnited Financial Services, Inc. and CRE America Corporation (collectively, the “Company”), filed its monthly operating report for the period from June 1, 2010 through June 30, 2010 (the “June Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of Florida.

Before reading the June Monthly Operating Report or the summary thereof which is attached hereto, we strongly urge you to read the Summary Cautionary Statement Regarding the June Monthly Operating Report below.

A summary of the June Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This summary of the June Monthly Operating Report is not complete and is qualified in its entirety by the full text of the June Monthly Operating Report. The full text of the June Monthly Operating Report is available via the PACER system of the United States Bankruptcy Court for the Southern District of Florida and may also be available via the homepage of the Official Committee of Unsecured Creditors at http://dm.epiq11.com/BUN.

Summary Cautionary Statement Regarding June Monthly Operating Report

The June Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the June Monthly Operating Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the June Monthly Operating Report is complete. The Company may amend or otherwise change the information contained in the June Monthly Operating Report at a future date. Results set forth in the June Monthly Operating Report should not be viewed as indicative of future results.

The June Monthly Operating Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

The above cautionary statement is a summary of the disclaimer included in the June Monthly Operating Report and is qualified in its entirety by reference to the June Monthly Operating Report incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Debtor’s Summary Consolidated Standard Monthly Operating Report for the period from June 1, 2010 to June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: July 30, 2010	By:	/s/ Joseph J. Luzinski
Name: Joseph J. Luzinski
Title: Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Debtor’s Summary Consolidated Standard Monthly Operating Report for the period from June 1, 2010 to June 30, 2010.

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